UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 17, 2016

DTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-50335	77-0467655
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5220 Las Virgenes Road Calabasas, CA	91302
(Address of principal executive offices)	(Zip Code)

(818) 436-1000
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 17, 2016, the Compensation Committee of the Board of Directors of DTS, Inc. (the “Company”) approved a grant of 15,000 time-based vesting restricted stock units (the “RSUs”) under the 2012 Equity Incentive Plan to Blake A. Welcher, the Company’s Executive Vice President Legal & Licensing Operations, General Counsel and Corporate Secretary, and one of the Company's named executive officers as defined in Item 402(a)(3) of Regulation S-K promulgated by the Securities and Exchange Commission. The RSUs will vest in four equal annual installments beginning on August 15, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

DTS, INC.

Date: August 22, 2016
	By:	/s/ Melvin Flanigan
Melvin Flanigan
Executive Vice President, Finance and Chief Financial Officer
(principal financial and accounting officer)

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